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                                                                  EXHIBIT 23

                      Consent of Independent Accountants
                      ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-51445) of our report dated June 26, 1995, included in the Annual Report of the Westinghouse Savings Program on Form 11-K for the year ended December 31, 1994.


/s/ Price Waterhouse LLP
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600 Grant Street
Pittsburgh, Pennsylvania  15219-2793
July 13, 1995